                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2007

                          BERKSHIRE HILLS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     0-51584                04-3510455
        --------                     --------               ----------
(State or other jurisdiction of     (Commission           (IRS Employer
         incorporation)             File Number)          Identification No.)

         24 North Street, Pittsfield, Massachusetts         01201
         ------------------------------------------         ------
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.    COMPLETION OF ACQUISITION OF ASSETS.
              -----------------------------------

         Berkshire Hills Bancorp, Inc. ("Berkshire Hills Bancorp") completed its acquisition of Factory Point Bancorp, Inc. ("Factory Point Bancorp") effective September 21, 2007. The merger was consummated pursuant to the Agreement and Plan of Merger, dated as of May 14, 2007, ("Merger Agreement") by and between Berkshire Hills Bancorp and Factory Point Bancorp. In accordance with the Merger Agreement, Factory Point Bancorp merged with and into Berkshire Hills Bancorp. Following that merger, Factory Point Bancorp's primary subsidiary, The Factory Point National Bank of Manchester Center ("Factory Point National") was merged with and into Berkshire Bank, Berkshire Hills Bancorp's primary subsidiary.

         The final consideration paid in the transaction to stockholders of Factory Point Bancorp consisted of approximately 1.91 million shares of Berkshire Hills Bancorp common stock and $16.0 million.

         For further information, reference is made to the press release dated September 21, 2007, which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

         In connection with the merger of Factory Point Bancorp with and into Berkshire Hills Bancorp completed on September 21, 2007, Susan M. Hill was appointed as a director of Berkshire Hills Bancorp and Berkshire Bank. Ms. Hill formerly served as a director of Factory Point Bancorp and Factory Point National. Ms. Hill has not been appointed to any committees of the board of directors at this time.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

a.       Financial statements of businesses acquired.

         Berkshire Hills Bancorp will provide the financial statements of Factory Point Bancorp required by paragraph (a) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

b.       Pro forma financial information.

         Berkshire Hills Bancorp will provide the pro forma information required by paragraph (b) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

c.       Shell company transactions.

         Not applicable.

d.       Exhibits.

         Exhibit Number                Description
         -------------
         2.1 Agreement and Plan of Merger, dated May 14, 2007, by and between Berkshire Hills Bancorp, Inc. and Factory Point Bancorp, Inc. (Incorporated by reference to the Current Report on Form 8-K filed on May 15, 2007)

         99.1                  Press release dated September 21, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Berkshire Hills Bancorp, Inc.



Date: September 24, 2007                By:/s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer